Prospectus Supplement

John Hancock Funds III
John Hancock International Value Equity Fund (the “fund”)

Supplement dated September 13, 2018 to the current Summary Prospectus, as supplemented

At its meeting on September 11–13, 2018, the Board of Trustees of John Hancock Funds III (the “Board”) approved the closing and liquidation of John Hancock International Value Equity Fund (the “fund”) pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund will not accept orders from shareholders to purchase shares of the fund beginning on or about October 15, 2018. On or about October 19, 2018, the fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.